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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):December 31, 2003


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                  (as depositor under an Indenture, dated as of December 31, 2003, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2003-1)

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (Exact name of registrant as specified in its charter)
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           Delaware                333-106323             33-0183252
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

383 Madison Avenue
New York, New York                                               10179
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 272-2000
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                                       -2-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                  25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.












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                                       -3-

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2003

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS II INC.

                                                     By: /s/ Baron Silverstein
                                                         ---------------------
                                                     Name:   Baron Silverstein
                                                     Title:  Vice President



















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                                Index to Exhibits


Exhibit
Number            Description
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25.1              Statement of Eligibility of Deutsche Bank National Trust
                  Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.